Exhibit 99.8

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

District of Maryland

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	of Debtor
			Chapter	11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER

A - Real Property	YES	1	$157,500.00

B - Personal Property	YES	6	$10,617,211.09

C - Property Claimed as Exempt	NO

D - Creditors Holding Secured Claims	YES	2		$27,606,957.02

E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	YES	4		$55,656.74

F - Creditors Holding Unsecured Nonpriority Claims	YES	3		$2,039,131.46

G - Executory Contracts and Unexpired Leases	YES	2

H - Codebtors	YES	1

I - Current Income of Individual Debtor(s)	N/A				$

J - Current Expenditures of Individual Debtors(s)	N/A				$

	TOTAL	19	$10,774,711.09	$29,701,745.22

B6A (Official Form 6A) (12/07)

In re	SAFETY TECH INTERNATIONAL, INC.	,	Case No.	09-15684
	Debtor			(If known)

SCHEDULE A - REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.”

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

DESCRIPTION AND LOCATION OF PROPERTY	NATURE OF DEBTOR’S INTEREST IN PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION	AMOUNT OF SECURED CLAIM
Condominium, 2106 Whitehall Rd, #2A Frederick MD 21704	Owned		$157,500.00	Unknown
		Total	$157,500.00

(Report also on Summary of Schedules.)

B 6B (Official Form 6B) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.” If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

1. Cash on hand.	X

2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.	X	See Schedule B-2		$6,698.10

3. Security deposits with public utilities, telephone companies, landlords, and others.	X

4. Household goods and furnishings, including audio, video, and computer equipment.	X

5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.	X

6. Wearing apparel.	X

7. Furs and jewelry.	X

8. Firearms and sports, photographic, and other hobby equipment.	X

9. Interests in insurance policies.
Name insurance company of each policy and itemize surrender or refund value of each.	X

10. Annuities. Itemize and name each issuer.	X

11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s).11 U.S.C. § 521(c).)

X

B 6B (Official Form 6B) (12/07) — Cont.

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X

13. Stock and interests in incorporated and unincorporated businesses. Itemize.	X

14. Interests in partnerships or joint ventures. Itemize.	X

15. Government and corporate bonds and other negotiable and non- negotiable instruments.	X

16. Accounts receivable.		Trade accounts for sale of goods and services		$1,269,907.87

17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X

18. Other liquidated debts owed to debtor including tax refunds. Give particulars.	X

19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A — Real Property.	X

20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X

21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

B 6B (Official Form 6B) (12/07) — Cont.

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
22. Patents, copyrights, and other intellectual property. Give particulars.	X

23. Licenses, franchises, and other general intangibles. Give particulars.	X

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.

	X

25. Automobiles, trucks, trailers, and other vehicles and accessories.	X

26. Boats, motors, and accessories.	X

27. Aircraft and accessories.	X

28. Office equipment, furnishings, and supplies.		Office Equipment, Computer Equipment, Supplies, and Furniture located at 5703 industry Lane, Frederick, MD 21704 Net book value (estimate of market value)		$24,262.15

29. Machinery, fixtures, equipment, and supplies used in business.		Machinery, Fixtures, Equipment, and Business Supplies located at 5703 Industry Lane, Frederick, MD 21704 Net book value (estimate of market value)		$5,705,081.30

30. Inventory.		See Schedule B-30		$3,453,758.11

31. Animals.	X

32. Crops - growing or harvested. Give particulars.	X

33. Farming equipment and implements.	X

34. Farm supplies, chemicals, and feed.	X

35. Other personal property of any kind not already listed. Itemize.		See Schedule B-35		$157,503.56

		________continuation sheets attached Total		$10,617,211.09
		(Include amounts from any continuation sheets attached. Report total also on Summary of Schedules.)

Safety Tech International, Inc.
Case No. 09-15684
Attachment B-2 to Schedule B
Checking, savings or other financial accounts, certificates of deposit or shars in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives

Financial Institution	Address	Account Number	Description	Balance
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005150881376	Safety Tech International Inc.	$—
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155320062	Safety Tech International Inc. - Operating Account	—
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155320054	Safety Tech International Inc. - Payroll Account	—
Chevy Chase Bank	7501 Wisconsin Avenue Bethesda, MD 20814	761-430116-1	Safety Tech International Inc.	6,698.10
				$6,698.10

Safety Tech International, Inc.
Case No. 09-15684
Attachment B-30 to Schedule B
Inventory

Description and Location of Property	Current value of debtor’s Interest in Property
Raw materials, at cost	$1,842,574.10
Work-in-progress, at cost	83,655.26
Finished goods, at estimated sales value	1,527,528.75
$3,453,758.11

Safety Tech International, Inc.
Case No. 09-15684
Attachment B-35 to Schedule B
Other personal property of any kind not already listed

Description and Location of Property	Current value of debtor’s Interest in Property
Prepaid business insurance	$129,374.56
Prepaid expense	28,129.00
$157,503.56

B 6D (Official Form 6D) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H — Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐    Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

DATE CLAIM WAS
INCURRED,
NATURE OF LIEN ,
CREDITOR’S NAME AND			AND
MAILING ADDRESS		HUSBAND,	DESCRIPTION				AMOUNT OF CLAIM
INCLUDING ZIP CODE AND		WIFE,	AND VALUE OF				WITHOUT	UNSECURED
AN ACCOUNT NUMBER		JOINT, OR	PROPERTY				DEDUCTING VALUE	PORTION, IF
(See Instructions Above.)	CODEBTOR	COMMUNITY	SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	OF COLLATERAL	ANY
ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Term Loan - Secured by all corporate assets VALUE $				$17,103,291.61	Unknown

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Revolving Line - Secured by A/R, and inventory VALUE $				$10,227,876.27	Unknown

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Commercial Credit Agreement VALUE $				$156,081.93	Unknown

1 continuation sheets attached			Subtotal (Total of this page)
							$27,487,249.81	$
			Total (Use only on last page)				$	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6D (Official Form 6D) (12/07) — Cont.

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(if known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

DATE CLAIM WAS
CREDITOR’S NAME AND			INCURRED, NATURE
MAILING ADDRESS		HUSBAND,	OF LIEN , AND				AMOUNT OF CLAIM
INCLUDING ZIP CODE AND		WIFE,	DESCRIPTION AND				WITHOUT	UNSECURED
AN ACCOUNT NUMBER		JOINT, OR	VALUE OF PROPERTY				DEDUCTING VALUE	PORTION, IF
(See Instructions Above.)	CODEBTOR	COMMUNITY	SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	OF COLLATERAL	ANY
ACCOUNT NO.
Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Interest payable, Term Loan, Revolving Credit Facility VALUE $				$8,307.21	Unknown

ACCOUNT NO.
Branch Banking & Trust Co 8200 Greensboro Dr. # 1000 McLean, VA 22102-38			Letter of credit - Secured by A/R, and inventory VALUE $	X			$111,400.00	Unknown

ACCOUNT NO.

VALUE $

ACCOUNT NO.

VALUE $

ACCOUNT NO.

VALUE $
Sheet no. 1 of 1 continuation sheets attached to Schedule of Creditors Holding Secured Claims			Subtotal (s) (Total(s) of this page)
							$119,707.21	$
			Total(s) (Use only on last page)				$27,606,957.02	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6E (Official Form 6E) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(if known)

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”  If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐  Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets.)

☐  Domestic Support Obligations

Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).

☐  Extensions of credit in an involuntary case

Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).

☒  Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $10,950* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

☐  Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).

B 6E (Official Form 6E) (12/07) — Cont.

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

☐  Certain farmers and fishermen

Claims of certain farmers and fishermen, up to $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).

☐  Deposits by individuals

Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).

☒  Taxes and Certain Other Debts Owed to Governmental Units

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).

☐  Commitments to Maintain the Capital of an Insured Depository Institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9).

☐  Claims for Death or Personal Injury While Debtor Was Intoxicated

Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

* Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

______continuation sheets attached

B 6E (Official Form 6E) (12/07) — Cont.

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(if known)

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

(Continuation Sheet)

Type of Priority for Claims Listed on This Sheet

									AMOUNT
CREDITOR’S NAME,									NOT
MAILING ADDRESS		HUSBAND,	DATE CLAIM WAS					AMOUNT	ENTITLED
INCLUDING ZIP CODE,		WIFE,	INCURRED AND				AMOUNT	ENTITLED	TO
AND ACCOUNT NUMBER		JOINT, OR	CONSIDERATION				OF	TO	PRIORITY, IF
(See instructions above.)	CODEBTOR	COMMUNITY	FOR CLAIM	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM	PRIORITY	ANY
Account No.
See attachment to Schedule E							$55,656.74	$21,912.00	$33,744.74

Account No.

Account No.

Account No.

Sheet no. of continuation sheets attached to Schedule of Creditors Holding Priority Claims					Subtotals (Totals of this page)		$55,656.74	$21,912.00	$33,744.74
					Total (Use only on last page of the completed Schedule E. Report also on the Summary of Schedules.)		$55,656.74
					Total (Use only on last page of the completed Schedule E. If applicable, report also on the Statistical Summary of Certain Liabilities and Related Data.)			$21,912.00	$33,744.74

Safety Tech International, Inc.
Case No. 09-15684
Attachment to Schedule E
Creditors Holding Unsecured Priority Claims

Commissions and Sales Tax                                                         Type of Priority for Claims Listed on This Sheet

Creditor’s Name	Address 1	City	State	Zip Code	Description	Date Claim was Incurred and consideration for claim	Contingent	Unliquidated	Disputed	Amount of Claim	Amount Entitled to Priority	Amount Not Entitled to Priority, if any
Don Wilson Consulting	7495 Covent Wood Court	Annandale	VA	22003	Commissions	1/1/2009 - 1/31/2009				$33,370.49	$10,950.00	$22,420.49
Helen Bentley & Associates	408 Chapelwood Lane	Lutherville	MD	21094	Commissions	1/1/2009 - 2/29/2009				22,274.25	10,950.00	11,324.25
										55,644.74	21,900.00	33,744.74
State of Maryland (Comptroller of Maryland)	PO Box 17405	Baltimore	MD	21297-1405	Sales tax	1/1/2009-3/31/2009				12.00	12.00	—
										$55,656.74	$21,912.00	$33,744.74

B 6F (Official Form 6F) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(if known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data..

☐ Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

			DATE CLAIM WAS
			INCURRED AND
CREDITOR’S NAME,			CONSIDERATION
MAILING ADDRESS			FOR
INCLUDING ZIP CODE,		HUSBAND, WIFE,	CLAIM.				AMOUNT
AND ACCOUNT NUMBER		JOINT, OR	IF CLAIM IS SUBJECT TO				OF
(See instructions above.)	CODEBTOR	COMMUNITY	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
ACCOUNT NO.
See Attachment to Schedule F							$2,039,131.46

ACCOUNT NO.

ACCOUNT NO.

ACCOUNT NO.
						Subtotal	$2,039,131.46
________continuation sheets attached			Total (Use only on last page of the completed Schedule F.) (Report also on Summary of Schedules and, if applicable, on the Statistical Summary of Certain Liabilities and Related Data.)				$2,039,131.46

Safety Tech International, Inc

Case No. 09-15684

Attachment to Schedule F

Creditors Holding Unsecured Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
(BT) R.S. Hughes Company, Inc.	2605-F Lord Baltimore Drive		Woodlawn	MD	21244		Trade debt					$1,593.62
Advance Business Systems	P.O. Box 631458		Baltimore	MD	21030-2147		Trade debt					507.01
Advanced Pneumatics	9708 Asheley Dawn Ct.		Fredericksburg	VA	22408		Trade debt					1,333.87
Air Liquide America Specialty Gases LLC	P.O Box 8500-50910		Philadelphia	PA	19178-0910		Trade debt					624.46
AJE Testing & Research	176 Technology Drive		Boalsburg	PA	16827		Trade debt					180.00
Allegheny Power	800 Cabin Hill Drive		Greensburg	PA	15606-0001		Trade debt					1,928.47
Allied Electronics	PO Box 2325		Fort Worth	TX	76113-2325		Trade debt					9,792.68
Applied Technologies	5915 A Urbana Pike		Frederick	MD	20704-5111		Trade debt					64.58
Aquatic Ecosystems Inc.	2395 Apopka Blvd Suite 100		Apopka	FL	32703		Trade debt					194.60
Arnold’s Factory Supplies	3101 Washington Boulevard		Baltimore	MD	21230		Trade debt					27,528.86
Bowman Sales & Equipment, Inc.	PO Box 433		Williamsport	MD	21795		Trade debt					95.40
Calgon Carbon Corporation	23713 Network Place		Chicago	IL	60673-1237		Trade debt					273,157.00
Camelbak Products LLC	2000 S.McDowell		Petaluma	CA	94954		Trade debt					63,086.64
Capital Cable & Technology, Inc.	7905 Airpark Road		Gaithersburg	MD	20879		Trade debt					935.60
Capital Electro-Circuits, Inc.	7845-I Airpark Road		Gaithersburg	MD	20879		Trade debt					6,742.74
Caplugs Niagara	PO Box 104		Buffalo	NY	14240-0104		Trade debt					2,421.98
CBD-IAI Secretary / Treasurer	P.O. Box 245		Bryantown	MD	20617-2045		Trade debt					450.00
Cell-Con, Inc.	305 Commerce Drive #300		Exton	PA	19341		Trade debt					52,271.78
Cintas Corp. #387	PO Box 1385		Culpeper	VA	22701		Trade debt					877.52
Cintas First Aid & Safety	10611 Iron Bridge Road		Jessup	MD	20794		Trade debt					1,129.14
Cole-Parmer Instrument Company	13927 Collections Center Drive		Chicago	IL	60693		Trade debt					482.08
Computer Enhancement Systems	8038 D Liberty Rd		Frederick	MD	21701		Trade debt					141.50
Control Systems Design, Inc.	P.O. Box 647		Forest Hill	MD	21050		Trade debt					838.20
Con-way Freight Inc.	P.O. Box 5160		Portland	OR	97208-5160		Trade debt					4,958.36
Curbell	14746 Collections Center Drive		Chicago	IL	60693-4746		Trade debt					365.77
Custom Filter LLC	401 Hankes Avenue		Aurora	IL	60505		Trade debt					29,706.75
Custom Machine Shop, Inc.	840 Bowman Avenue		Hagerstown	MD	21740		Trade debt					7,519.20
Dale Kline							Wages, salaries and commissions					7,110.82
Data Science Automation, Inc.	375 Valley Brook Rd, Suite 106		McMurray	PA	15317		Trade debt					32.46
DHL Global Fowarding	P.O. Box 277233		Atlanta	GA	30384-7233		Trade debt					5,788.34
Digi-Key Corp. 1019006	P.O Box 250		Thief River Falls	MN	56701-0250		Trade debt					942.66
Don Wilson Consulting	7495 Covent Wood Court		Annandale	VA	22003		Trade debt					19,603.26
DrinkMore Delivery, Inc.	7595-A Rickenbacker Drive		Gaithersburg	MD	20879		Trade debt					1,499.58
DV-APIC	Crozer Chester Medical Center		Chester	PA	19013		Trade debt					250.00
EdgeTech Moisture & Humidity Division	19 Brigham Street, Unit 8		Marlbough	MA	01752		Trade debt					650.00
EFC International	PO Box 790051		St. Louis	MO	63179-0051		Trade debt					789.80
Electronic Design and Manufacturing	31 Millrace Drive		Lynchburg	VA	24502		Trade debt					18,439.60
Electroswitch	P.O. Box 3500-42		Boston	MA	02241-0542		Trade debt					20,390.34
Enercon Industries	PO Box 773		Menomonee Falls	WI	53052		Trade debt					162.85
Estes Express Line	PO Box 25612		Richmond	VA	23260-5612		Trade debt					1,452.77
Exact Engineering	1917 Lamar Ct.		Holland	MI	49423		Trade debt					48,466.17
Fed Ex Kinko’s	P.O Box 672085		Dallas	TX	75267-2085		Trade debt					328.56
FEDEX	P.O. Box 371461		Pittsburgh	PA	15250-7461		Trade debt					4,819.23
FedEx National LTL	P.O. Box 95001		Lakeland	FL	33804-5001		Trade debt					2,524.13
First Citizens Bank & Trust Co	PO Box 4715		Greensboro	NC	27404		Trade debt					5,570.66
Forma Baumarten KG (GmbH & Co.)	Postfach 160	27620 Bad Bederkesa				Germany	Trade debt					7,186.74
GMAC	PO Box 9001948		Louisville	KY	40290-1948		Trade debt					1,814.63
Graco Ohio Inc	13652 Collections Center Dr.		Chicago	IL	60693		Trade debt					3,194.52
Hagemeyer North America	P.O. Box 404749		Atlanta	GA	30384-4749		Trade debt					262.56
Heat Tracing Sales	401 Center St, Suite 205		Mt.Airy	MD	21771		Trade debt					1,103.65
Hi-Tech Fasteners, Inc.	PO Box 517		Buckeystown	MD	21717		Trade debt					1,498.60
Impact Office Products	P.O. Box 403846		Atlanta	GA	30384-3846		Trade debt					4,918.15
IMR Group Inc.	P.O. Box 810		Severna Park	MD	21146		Trade debt					4,950.00
Ingersoll-Rand Company	PO Box 75817		Charlotte	NC	28275		Trade debt					1,050.00
Innovative Packaging Systems and Design, Inc.	103 East Jarrettsville Rd		Forestville	MD	21050		Trade debt					246.87
Inroads	205A Broadway Street		Frederick	MD	21701		Trade debt					7,747.31
INSPEC International Limited	56 Leslie Hough Way	Salford	Greater Mancheste		M6 6AJ	UK	Trade debt					3,111.58
Intertek Testing Services NA, Inc.	P.O Box 405176		Atlanta	GA	30384-5176		Trade debt					2,694.60
ISEA	1901 North Moore Street, Suite 808		Arlington	VA	22209		Trade debt					6,790.00
JCEM USA	PO Box 991487		Louisville	KY	40269		Trade debt					1,320.98
KSR Publishing, Inc.	2477 Stickney Point Road		Sarasota	FL	34231		Trade debt					3,247.00
Landstar Ranger, Inc.	P.O. Box 8500-54293		Philadelphia	PA	19178-4293		Trade debt					10,268.74
Level 3 Communications, LLC.	Department 182		Denver	CO	80291-0182		Trade debt					683.34
Masternet LTD	690 Gana Ct.		Mississauga	ON	L5S1P2	Canada	Trade debt					43,782.42
Mathias Die Company	391 Malden Street		South St.Paul	MN	55075		Trade debt					1,258.89
McMaster-Carr	PO Box 7690		Chicago	IL	60680-7690		Trade debt					1,759.10
Memar Corporation	5705 Industry Lane		Frederick	MD	21704		Non-residential lease					29,285.50
Met Laboratories, Inc.	914 West Patapsco Avenue		Baltimore	MD	21230-3432		Trade debt					1,050.00
Mouser Electronics	P.O. Box 99319		Fort Worth	TX	76199-0319		Trade debt					1,056.05
MSA	PO Box 640348		Pittsburgh	PA	15264-0348		Trade debt	Y				228,524.40
MSC Industrial Supply	DEPT CH 0075		Palatine	IL	60055-0075		Trade debt					360.20

1

Safety Tech International, Inc
Case No. 09-15684
Attachment to Schedule F
Creditors Holding Unsecured Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
Newark In One	4801 North Ravenwood Ave		Chicago	IL	60693		Trade debt					2,018.15
Nex Image	108 Byte Drive	Suite 102	Frederick	MD	21702		Trade debt					82.00
Niosh	626 Cochrans Mill Road	PO Box 18070	Pittsburgh	PA	15236		Trade debt					350.00
Office Depot	PO Box 689020		Des Moines	IA	50368-9020		Trade debt					489.79
Office Depot Credit Plan	PO Box 689020		Des Moines	IA	50368-9020		Trade debt					529.04
Old Farm HOA	C/O Milestone Leasing and Management		Middletown	MD	21769		Trade debt					435.00
OTI Communications, Inc.	9340 Helena Road		Birmingham	AL	35244-1747		Trade debt					2,530.00
Ottawa Mould Craft, LTD.	2510 Don Reid Drive		Ottawa	ON	K1H1E1	Canada	Trade debt					183,796.44
Phoenix Rope and Cordage Co., Inc.	PO Box 520		Joliet	IL	60434		Trade debt					735.00
Photo 2 Studio	634 Wingrave Drive		Charlotte	NC	28270		Trade debt					5,327.00
Pitney Bowes Global Financial	PO Box 856640		Louisville	KY	40285-6460		Trade debt					152.15
Polo Plastics	PO Box 5502		Topeka	KS	66055-0502		Trade debt					22,101.10
RBL Industries	4030 Benson Ave.		Baltimore	MD	21227		Trade debt					6,646.30
Reed Exhibitions	PO Box 7247-7585		Philadelphia	PA	19170-7585		Trade debt					5,896.80
Rexel USA	PO Box 2182		Philadelphia	PA	19175-2182		Trade debt					28.50
RMS Technologies	7410 Coca Cola Drive		Hanover	MD	21076		Trade debt					5,897.70
Royal Adhesives & Sealants	P.O. Box 1641		Albany	NY	12201		Trade debt					18,490.00
Royal Case Co., Inc.	P.O Box 2027		Sherman	TX	75091		Trade debt					26,080.00
Rubbercraft Corp.	P.O. Box 28028		Santa Ana	CA	92799		Trade debt					35,641.41
Safety Tech AG/LTD	Frohburgstrasse 20a		Zurich		8006	Switzerland	Trade debt					195,580.95
Safety Tech AG/LTD	Frohburgstrasse 20a		Zurich		8006	Switzerland	Termination agreement					90,000.00
Saft America, Inc.	313 Crescent Street		Valdese	NC	28690		Trade debt					41,580.00
Scott Health & Safety	Box 501		Vaasa		65101	Finland	Trade debt	Y				16,800.00
Scott Health & Safety Oy	Box 501		Vaasa		65101	Finland	Trade debt	Y				161,068.33
Security Solutions Internation	14300 SW 129 St, Suite 204		Miami	FL	33186		Trade debt					2,700.00
Signature Special Event Services, Inc.	1332 Londontown Blvd., Building B		Eldersburg	MD	21784		Trade debt					—	(1)
Spencer Turbine Company	Dept. CH 17096		Palatine	IL	60055-7096		Trade debt					627.36
Sperian Protection Americas, Inc.	651 South Main Street		Middletown	CT	06457		Trade debt					575.00
SSI Packaging Group, Inc.	1514 Brook Rd.		Richmond	VA	23220		Trade debt					629.57
Staples Business Advantage	Dept. DC	PO Box 415256	Boston	MA	02241-5256		Trade debt					1,021.23
Staples Credit Plan	Dept. 82 - 0004437075		Des Moines	IA	50368-9020		Trade debt					1,362.32
Staple’s Credit Plan	PO Box 689020		DesMoines	IA	50368-9020		Trade debt					771.78
TelCove Operations	PO Box 931843		Atlanta	GA	31193-1843		Trade debt					1,076.30
Teledyne Hastings Instruments	PO Box 371666M		Pittsburgh	PA	15241-7666		Trade debt					2,593.74
Tessy Plastics	231 Jefferson Ridge Parkway		Lynchburg	VA	24501		Trade debt					36,184.02
Texel a division of ADS Inc.	1300, 2e rue - Parc Industrie		Sainte-Marie	Quebec	G6E 1G8	Canada	Trade debt					14,919.41
The Arrow Manufacturing Co., Inc.	16 Jeannette Street, PO Box 9276		Bristol	CT	06011-9276		Trade debt					2,016.20
Tipco Technologies	11412 Cronhill Drive		Owings Mills	MD	21117		Trade debt					231.00
T-Mobile	PO Box 742596		Cincinnati	OH	45274-2596		Trade debt					53.43
Treasurer of Frederick County	30 N. Market Street		Frederick	MD	21701-5420		Trade debt					120.49
Treasurer of the United States	AMSAS-ACA-I / Jim Jochum		Rock Island	IL	61299-6500		Trade debt					104,024.00
TSI	500 Cardigan Rd.		Shoreview	MN	55126		Trade debt					306.03
TVI Corporation	7100 Holladay Tyler Road		Glenn Dale	MD	20769		Trade debt					—	(2)
Uline	2200 S. Lakeside Drive		Waukegan	IL	60085		Trade debt					936.54
Unipac	125 Edward Street		Aurora	Ontario	L4G 1W3	Canada	Trade debt					26,152.20
United Parcel Service-Philadelphia	P.O Box 7247-0244		Philadelphia	PA	19170-0001		Trade debt					2,265.90
Videojet Technologies, Inc.	12113 Collection Center Drive		Chicago	IL	60693		Trade debt					4,383.56
Washington Gas	1800 N. Market Street		Frederick	MD	21705-0170		Trade debt					1,645.08
Westhost, Inc.	164 N Spring Creek Parkway		Providence	UT	84332		Trade debt					182.40
Wilks Precision Instrument Co.	4800 Green Valley Rd		Union Bridge	MD	21791		Trade debt					3,507.46
World Class Packaging	10 N. Calvert Street		Baltimore	MD	21202		Trade debt					11,323.63
World Wide Express	15204 Omega Drive		Rockville	MD	20850		Trade debt					69.04
Yellow Transportation, Inc.	PO Box 13850		Newark	NJ	07188-0850		Trade debt					283.24
												$2,039,131.46

(1) The trial balance reflects an intercompany payable of $16.22 which is offset by a intercompany receivable at Signature Special Event Services, Inc (Case No. 09-15686) in the same amoun

(2) The trial balance reflects an intercompany payable of $23,139,934.40 which is offset by an intercompany receivable at TVI Corporation (Case No. 09-15677) in the same amoun

2

B 6G (Official Form 6G) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐ Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
See Schedule G Attachment

Safety Tech International, Inc.
Case No. 09-15684
Attachment to Schedule G
Executory contracts and unexpired leases

Party to Contract	Address 1	Address 2	City	State	Zip Code	Description	Non- Residential Real Property Y/N
ADP Payroll Services	1 ADP Blvd.		Roseland	NJ	07068	Third party payroll service provider- MTM	N
ADP Screening Services	301 Remington Street		Fort Collins	CO	80524	Third party payroll service provider- MTM	N
						Realty lease - 5703 Industry Lane,
Memar Corp.	5705 Industry Lane		Frederick	MD	21704	Frederick, MD 21704	Y
						Auto lease - 2008 Cadillac Escalade /
Fitzgerald Auto Mall, Inc.	114 Baughnahs Lane		Frederick	MD	21702	GMAC SmartLease	N
						Auto lease - 2008 Buick Lucerne / GMAC
Sharrett, Inc.	10312 Auto Place		Hagerstown	MD	21704	SmartLease	N
Dale Kline	9710 Clydeleven Dr		Hagerstown	MD	21740	Employment Agreement	N
Jeff Paden	4320 Buffalo Rd.		Mt. Airy	MD	21771	Employment Agreement	N
Westhost, Inc.	164 N Spring Creek Parkway		Providence	UT	84332	T-1 lines, phones, web-site hosting	N
Xerox	45 Glover Ave.	PO Box 4505	Norwalk	CT	06856	Copier maintenance	N
Advance Business Systems	10755 York Road		Cockeysville	MD	21030	Cannon copier maintenance	N
Cintas Corporation #042	P.O. Box 9188		Baltimore	MD	21222	Rug Service	N
Xecunet, LLC	5744 R Industry Lane		Frederick	MD	21704	T-1 lines, phones, web-site hosting	N
TelCove Operations	PO Box 931843		Atlanta	GA	31193-1843	T-1 lines, phones, web-site hosting	N
Scott Technologies, Inc.	4320 Goldmine Road		Monroe	NC	28110	Master Supply and Purchasing Agreement	N

B 6H (Official Form 6H) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐  Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
TVI CORPORATION	Branch Banking and Trust Co.
7100 Holladay-Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

Signature Special Event Services, Inc.	Branch Banking and Trust Co.
1332 Londontown Blvd., Building B	8200 Greensboro Drive, Suite 1000
Eldersburg, MD 21784	McLean, VA 22102-3857

CAPA Manufacturing Corp.	Branch Banking and Trust Co.
7100 Holladay Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

B6 Declaration (Official Form 6 - Declaration) (12/07)

In re	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor		(If known)

DECLARATION CONCERNING DEBTOR’S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

I declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 20 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	Signature:
Debtor

Date	Signature:
(Joint Debtor, if any)

  [If joint case, both spouses must sign.]

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h) and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any,	Social Security No.
of Bankruptcy Petition Preparer	(Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social security number of the officer, principal, responsible person, or partner who signs this document.

Address

X
Signature of Bankruptcy Petition Preparer	Date

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document, unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U. S.C. § 110; 18 U.S.C. § 156.

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Treasurer & Secretary [the president or other officer or an authorized agent of the corporation or a member or an authorized agent of the partnership ] of the corporation [corporation or partnership] named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 20 sheets (Total shown on summary page plus 1), and that they are true and correct to the best of my knowledge, information, and belief.

Date	05/05/2009
		Signature:	/s/ Sherri Voelkel
Sherri Voelkel
[Print or type name of individual signing on behalf of debtor.]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571.